UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2005
IOWA TELECOMMUNICATIONS SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)
Iowa
(State or Other Jurisdiction of Incorporation)

001-32354	42-1490040
(Commission File Number)	(IRS Employer
Identification No.)
115 South Second Avenue West
Newton, Iowa 50208
(Address of Principal Executive Offices) (Zip Code)
(641) 787-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02 Election of Directors
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX TO FORM 8-K
Employment Agreement
Restricted Stock Agreement
Form of Restricted Stock Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
Employment Agreement with Mr. Wells
     On August 3, 2005, the Company entered into an Employment Agreement with Alan L. Wells (the “Employment Agreement”), pursuant to which Mr. Wells will continue to serve as the Company’s President and Chief Executive Officer through 2010. Under the terms of the Employment Agreement, Mr. Wells will receive an annual base salary of $350,000 and is entitled to an annual bonus (based on achievement of performance criteria) and other usual benefits. Mr. Wells was also granted 100,000 shares of restricted stock pursuant to the Company’s 2005 Stock Incentive Plan, vesting at the rate of 25% per year commencing April 1, 2007, subject to certain forfeiture provisions. The Employment Agreement supersedes and replaces Mr. Wells’ existing employment agreement with the Company. A copy of Mr. Wells’ Employment Agreement and Restricted Stock Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and incorporated by reference herein.
Restricted Stock Awards
     On August 2, 2005, the Company’s Board of Directors granted restricted stock awards pursuant to the Company’s 2005 Stock Incentive Plan to the following officers of the Company:

# of
Name	Shares
David M. (Mike) Anderson	10,000
Charles Bruggemann	10,000
Donald G. Henry	10,000
Lon M. Hopkey	10,000
Dennis R. Kilburg	10,000
Craig A. Knock	30,000
Timothy D. Lockhart	10,000
Brian T. Naaden	20,000
Michael A. Struck	10,000
Each award will be evidenced by a Restricted Stock Agreement in the form of the Restricted Stock Agreement filed as Exhibit 10.3 to this Current Report and incorporated by reference herein. Under the terms of the Restricted Stock Agreement, each award vests at a rate of 25% per year commencing on the second anniversary of the date of grant, subject to certain forfeiture provisions.
Item 5.02 Election of Directors.
     On August 3, 2005, the Company announced in a press release that on August 2, 2005 the Company’s Board of Directors, acting pursuant to authority granted by the Company’s Bylaws, elected Craig Lang and Kendrik Packer to the Board of Directors, effective immediately. The Company’s restated articles of incorporation provide for staggering the terms of directors into three classes, and Mr. Packer was elected as a Class II director while Mr. Lang was elected as a Class III director. Class II directors will next stand for election at the 2006 annual meeting of shareholders, and Class III directors will next stand for election at the 2007 annual meeting of shareholders. However, pursuant to Iowa law, both Mr. Packer and Mr. Lang must stand for election at the 2006 annual meeting of shareholders. The newly elected directors were not appointed to serve on any committee of the Board at this time, and were not named as directors pursuant to any arrangement or understanding with any third person. There is not currently, nor has there been since the beginning of the Company’s last fiscal year, any transaction with the Company or any of its subsidiaries in which Messrs. Lang or Packer has or had a direct or indirect material interest.
     The full text of the press release announcing the election of the new directors is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:
10.1	Employment Agreement with Alan Wells

10.2	Restricted Stock Agreement with Alan Wells

10.3	Form of Restricted Stock Agreement under 2005 Stock Incentive Plan

99.1	Press Release dated August 3, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 3, 2005

Iowa	Telecommunications Services, Inc.

By	/s/ Donald G. Henry

Donald G. Henry
Vice President, General Counsel
and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
IOWA TELECOMMUNICATIONS SERVICES, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
August 2, 2005	001-32354

IOWA TELECOMMUNICATIONS SERVICES, INC.

EXHIBIT NO.	ITEM

10.1	Employment Agreement with Alan Wells

10.2	Restricted Stock Agreement with Alan Wells

10.3	Form of Restricted Stock Agreement under 2005 Stock Incentive Plan

99.1	Press Release dated August 3, 2005

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